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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 12, 2004
                           ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

             Delaware               1-9924             52-1568099
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          (State or other         (Commission         (IRS Employer
          jurisdiction of        File Number)      Identification No.)
          incorporation)



                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
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              (Registrant's telephone number, including area code)
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                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 5.  OTHER EVENTS.

On May 12, 2004, Citigroup Inc. announced that it will acquire Principal Residential Mortgage, Inc., one of the largest independent mortgage servicers in the United States.

A press release announcing the proposed acquisition was issued on May 12, 2004, a copy of which is being filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits

 Exhibit Number

     99.1         Press Release, dated May 12, 2004, issued by Citigroup Inc.
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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 12, 2004                    CITIGROUP INC.


                                  By:   /s/ Michael S. Helfer
                                     ---------------------------------
                                  Name: Michael S. Helfer
                                  Title: General Counsel and Corporate Secretary
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                                  EXHIBIT INDEX


   Exhibit Number

        99.1         Press Release, dated May 12, 2004, issued by Citigroup Inc.